SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                             FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 24, 1996


                 Natural MicroSystems Corporation
      (Exact Name of Registrant as Specified in its Charter)


                             Delaware
          (State or Other Jurisdiction of Incorporation)

          0-23282                          04-2814586
   (Commission File Number)    (I.R.S. Employer Identification No.)


            8 Erie Drive, Natick, Massachusetts  01760
       (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: (508)650-1300






















Item 5.   Other Events.

                        On October 24, 1996, the Board of
          Directors of the Registrant declared a two-for-one split of its common stock in the form of a distribution of one share for every share outstanding to be made on or about November 22, 1996 to stockholders of record on November 7, 1996.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits

     Exhibit No.    Title

     (99)           Press Release dated October 24, 1996


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NATURAL MICROSYSTEMS CORPORATION


Date:  November 5, 1996       By:  /s/ John F. Kennedy
                                   John F. Kennedy
                                   Chief Financial Officer










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